                                (RULE 14A - 101)

                              INFORMATION REQUIRED

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the

                         Securities Exchange Act of 1934

                          Filed by the Registrant [ x ]

                 Filed by a Party other than the Registrant [ ]

                           Check the appropriate box:

                         [ ] Preliminary Proxy Statement

                         [X ] Definitive Proxy Statement

                       [ ] Definitive Additional Materials

    [ ] Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

   [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-

                                    6(e)(2))

                              Beta Oil "&" Gas, Inc.

                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) filing Proxy Statement, if other than the Registrant)

               Payment of Filing Fee (check the appropriate box):

                              [X] No fee required.

  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

               [ ] Fee paid previously with preliminary materials.

          [ ] Check box if any part of the fee is offset as provided by

Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount previously paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

                                        2

                              BETA OIL "&" GAS, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholder:

Notice is hereby given that Beta's Annual Meeting of Stockholders will be held in the 19th Floor Conference Room D, Warren Place Two, 6120 South Yale Avenue,
Tulsa, Oklahoma, on Saturday, June 2, 2001 at 10:00 a.m. Central Daylight Time.

We intend to present for your approval at this meeting:

o    the election of five  Directors  to serve until the next Annual  Meeting of
     Stockholders   and  until  their  successors  shall  be  duly  elected  and qualified;

o    the  ratification  of  the  reappointment  of  HEIN  +  ASSOCIATES,  LLP as independent auditors for 2001; and

o    the  transaction  of such other  business that may properly come before the
     Annual Meeting or any adjournment thereof.

If you were a holder of record of Beta common stock at the close of business on
April 18, 2001, you are entitled to vote at the Annual Meeting.

                                BY ORDER OF THE BOARD OF DIRECTORS

                                Virginia Cherry

                                Secretary

                                April 23, 2001

YOUR VOTE IS IMPORTANT TO ASSURE A QUORUM AT THE MEETING. WHETHER OR NOT YOU
EXPECT TO ATTEND THE MEETING, PLEASE BE SURE THAT THE ENCLOSED PROXY IS PROPERLY
COMPLETED, DATED, SIGNED AND RETURNED WITHOUT DELAY IN THE POSTAGE PAID
ENVELOPE.

                              BETA OIL "&" GAS, INC.

                        6120 South Yale Avenue, Suite 813

                              Tulsa, Oklahoma 74136

                                 (918) 495-1011

                                 PROXY STATEMENT

SOLICITATION OF PROXIES

The accompanying proxy is solicited on behalf of the Board of Directors of Beta for the Annual Meeting of Stockholders. The meeting will be held in the 19th
Floor Conference Room D, Warren Place Two, 6120 South Yale Avenue, Tulsa,
Oklahoma, on Saturday, June 2, 2001 at 10:00 a.m. CDT for the purposes set forth in the accompanying Notice of Annual Meeting, and at any adjournments thereof.
The principal executive office of the Company is located at 6120 South Yale
Avenue, Suite 813, Tulsa, Oklahoma 74136.

We will bear the cost of soliciting proxies. Proxies will be solicited primarily by mail, but may be supplemented by personal solicitation by officers, employees and directors of Beta. No additional compensation will be paid for their solicitation efforts. The Notice of Annual Meeting of Stockholders, Proxy
Statement and Proxy are first being mailed to stockholders on April 30, 2001.

VOTING AT THE ANNUAL MEETING

The close of business on April 18, 2001 has been fixed by the Board of Directors as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting. At that date, Beta had issued and outstanding
12,362,951 shares of voting common stock.

As a common shareholder you are entitled to vote on all matters properly brought before the meeting, including the matters described in the Notice of Annual
Meeting accompanying this Proxy Statement. Each share of common stock you own entitles you to one vote on all matters to be voted upon by Beta's stockholders.

Stockholders of Beta have cumulative voting rights when voting for directors.
This means you are entitled to as many votes as equals the number of shares you hold on the record date multiplied by the number of directors to be elected. You may cast all votes for a single director or you may distribute your votes among any two or more of the persons you wish to vote for in the election of directors. To vote your shares cumulatively, you must attend the annual meeting.

The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve and matters incident to the conduct of the Annual Meeting, including matters of which Beta did not receive notice until after March 20,
2001.

                                       -1-

QUORUM AND VOTING REQUIREMENTS

The presence of a majority of the outstanding shares of common stock, whether in person or by proxy, constitutes a quorum at the Annual Meeting. Abstentions and broker non-votes are counted as present and entitled to vote for purposes of determining a quorum.

Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the number of shares present and entitled to vote with respect to any particular matter, but will not be counted as a vote in favor of such matter. An abstention from voting on a matter or a proxy instructing that a vote be withheld has the same effect as a vote against the matter since it is one less vote for approval.

A broker non-vote occurs when a nominee holding shares of common stock for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

o        Election of Directors: Directors will be elected by a plurality of votes cast. A plurality means that the individuals who receive the largest number of votes cast are elected as Directors up to the maximum number of Directors to be chosen at the meeting. Any shares not voted
         (whether by abstention, broker non-vote or otherwise) have no impact in the election of Directors, except to the extent the failure to vote for an individual results in another individual receiving a larger number of votes.

o        Approval of Auditors: To be approved, this matter must receive the affirmative vote of the majority of the shares present in person or by proxy at the meeting and entitled to vote. Broker non-votes and abstentions on this matter have the effect of negative votes.

HOW TO REVOKE YOUR PROXY

You may revoke a proxy at any time before it is voted. You can do this by delivering a later dated proxy or by notifying the Secretary in writing specifically revoking the proxy. Your attendance and voting in person at the
Annual Meeting will also revoke a proxy. If you do not make any specification on the proxy, your shares will be voted in accordance with the recommendation of the Board of Directors as stated herein, or at the discretion of the named proxies with regard to any other matter that may properly come before the Annual
Meeting.

                                       -2-

                                 STOCK OWNERSHIP

The following table will inform you, as of April 18, 2001, about the beneficial ownership of shares of Beta's common stock held by each person who beneficially owns more than 5% of the outstanding shares of the common stock, each person who is a director or officer of Beta and all persons who are executive officers and directors of Beta as a group, and as to the percentage of outstanding shares held.

                                                        Beneficial Ownership (1)
                                                                        Percent
 Name of Beneficial Owner                             Shares      As of 4//18/01

Steve Antry and Lisa Antry, Jointly (2)..........     1,590,000         12.77%
6120 S. Yale Ave., Suite 813
Tulsa, Oklahoma 74136

R. Thomas Fetters  (3)...........................       390,000          3.14%

Joe C. Richardson Jr.............................       400,000          3.24%

Stephen L. Fischer  (4)..........................       415,000          3.34%

John P. Tatum (5)................................        89,500            *

Rolf Hufnagel  (6)...............................     1,168,000          9.45%
6100 S. Yale Ave., Suite 300
Tulsa, Oklahoma 74136

Joseph L. Burnett (7)............................       100,000            *

Robert C. Stone, Jr (8)...........................       50,000            *

All officers and directors as a group(8 persons)(9)   4,202,500         33.86%
*Less than 1%

(1)      Unless otherwise indicated, all shares of common stock are held directly with sole voting and investment powers. Securities not outstanding, but included in the beneficial ownership of each such person are deemed to be outstanding for the purpose of computing the percentage of outstanding securities of the class owned by such person, but are not deemed to be outstanding for the purpose of computing percentage of the class owned by any other person.

(2)      Steve Antry and Lisa Antry, husband and wife, jointly own 1,500,000 shares as community property. This also includes 25,000 shares of common stock underlying stock warrants held by Steve Antry which are exercisable at $5.00 per share and expire on March 12, 2003, 40,000 shares of common stock underlying stock options (15,000 held by Lisa
         Antry and 25,000 held by Steve Antry) which are exercisable at $6.00 per share and expire on December 31, 2004, and 25,000 shares of common stock underlying stock options (10,000 held by Lisa Antry and 15,000 held by Steve Antry) which are exercisable at $7.70 per share and expire on December 8, 2005.

(3)      This includes 25,000 shares of common stock underlying stock options, which are exercisable at $6.00 per share and expire on December 31,
         2004 and 15,000 shares of common stock underlying stock options, which are exercisable at $7.70 per share and expire on December 8, 2005.

                                       -3-

(4)      This includes 25,000 shares of common stock underlying presently exercisable stock warrants. The warrants are exercisable at $5.00 per share and expire on March 12, 2003. Also includes 15,000 shares of common stock underlying presently exercisable stock options, which are exercisable at $6.00 per share and expire on December 31, 2004, and
         25,000 shares of common stock underlying presently exercisable stock options, which are exercisable at $7.70 per share and expire on
         December 8, 2005.

(5)      This includes 46,000 shares underlying presently exercisable common stock warrants which are exercisable at a price of $5.00 per share and which expire April 1, 2004 and 25,000 shares underlying presently exercisable common stock warrants which are exercisable at a price of
         $10.25 per share and which expire March 16, 2005.

(6)      Mr. Hufnagel was a director of Beta from June 6, 2000 until October 16,
         2000 when he resigned.

(7)      This includes 70,000 presently exercisable common stock purchase warrants exercisable at a price of $8.38 per share which expire on May
         31, 2005. Mr. Burnett also received 30,000 shares of common stock underlying stock options, which are presently exercisable at $7.70 per share and expire on December 8, 2005.

(8)      Includes 50,000 shares underlying presently exercisable common stock warrants which are exercisable at a price of $10.00 per share and which expire October 1, 2005.

(9)      Includes 416,000 presently exerciseable warrants and options.

 SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires our directors, certain officers and holders of 10% or more of Beta's common stock to report to the Securities and Exchange Commission, by a specified date, initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Beta believes that during the fiscal year ended
December 31, 2000, its directors and executive officers complied with all these filing requirements, based solely on a review of copies of reports filed under
Section 16(a) furnished to Beta and on the written representations of its directors and executive officers.

                                       -4-

                              ELECTION OF DIRECTORS

Beta's Amended and Restated Bylaws specify that the authorized number of directors of Beta shall not be less than one and not more than six. If any nominee becomes unavailable for any reason, the Board may propose a substitute nominee and the shares represented by proxy will be voted for any substitute nominee, unless the Board reduces the number of directors. The Board has no reason to expect that any nominee will become unavailable. Shares represented by the accompanying form of proxy will be voted for the election of the following five nominees unless other instructions are shown on the proxy card:

THE BOARD IS RECOMMENDING THAT THE FIVE CURRENT DIRECTORS OF BETA BE RE-ELECTED

We feel that the current structure of the Board of Directors is in the best interest of the Company and its shareholders and therefore we are not proposing to fill the vacant Director position at this time. Proxies cannot be voted for more persons than the five nominees named.

The following table sets forth the names and ages of all current directors who are nominees for re-election, and all of our executive officers and the positions in Beta held by them:

                                      Director
Directors:                   Age      Since      Position

Steve Antry                  45       1997       President, Chairman of the
                                                 Board, Director

R. Thomas Fetters            61       1997       Managing Director of
                                                 Exploration, Director

Joe C. Richardson, Jr.       73       1997       Director

John P. Tatum                66       1999       Director

Robert C. Stone, Jr.         51       2000       Director

Executive Officers:

Joseph L. Burnett            48                  Chief Financial Officer

Stephen L. Fischer           41                  Vice President of Capital
                                                 Markets

Lisa Antry                   38                  Treasurer

     Directors are elected to serve until the next annual meeting of stockholders and until their successors have been elected and qualified. The
Bylaws permit the board itself to fill vacancies and appoint additional directors pending shareholder approval at the next annual meeting. Officers are appointed to serve until the meeting of the Board of Directors following the next annual meeting of stockholders and until their successors have been elected and qualified. The last annual meeting of shareholders was held on June 24,
2000.

                                       -5-

     The business experience of each director, executive officer and key employee is summarized below.

Steve  Antry,  President  and  Chairman  of the Board of  Directors,  was Beta's
founder in 1997.  In addition,  Mr. Antry  founded Beta Capital  Group,  Inc., a financial  consulting firm in November 1992, and was its President  through June
1997.  Beta  Capital  Group,  Inc.  specializes  in  selecting  and working with emerging oil and gas  exploration  companies  which have production and drilling prospects strategic for rapid growth yet also need capital and market support to achieve  that  growth.  Most  recently,  Mr.  Antry  orchestrated  and helped to implement the  restructuring  of Pease Oil and Gas Company,  NASDAQ:  WPOG,  and
remains a Director. Mr. Antry remains Chairman of the Board of Directors of Beta
Capital Group,  Inc., but resigned as its President to devote his full attention to Beta. Before forming Beta Capital Group, Inc., Mr. Antry was an early officer of Benton Oil "&" Gas Company, NYSE: BNO, from 1989 through 1992, ultimately becoming President of a wholly owned subsidiary.  Before Benton, Mr. Antry was a
Marketing  Director for Swift Energy,  NYSE:  SFY,  from 1987 through 1989.  Mr.
Antry  began  working in the oil fields in  Oklahoma  in 1974.  He has served in various exploration  management  capacities with different companies,  including
Warren Drilling Company, as Vice President of Exploration and Nerco Oil and Gas,
a division of Pacific Power and Light,  where he served as Western Regional Land
Manager.  Mr. Antry is a member of the  International  Petroleum  Association of
America  "IPAA",  serving on the Capital  Markets  Committee and has B.B.A.  and
M.B.A. degrees from Texas Christian University.

R. Thomas  Fetters,  Managing  Director of Exploration,  and Director,  spent 17 years with Exxon  ultimately  achieving  the  position of  Exploration  Planning
Manager,  Exxon U.S.A. Other notable positions held include  Exploration Manager for Exxon Australia "ESSO" and Division Manager of Research in Houston and Chief
Geologist,  Exxon  Production  Malaysia.  Mr.  Fetters was  President  and Chief
Executive Officer of CNG Producing Co. in New Orleans from 1983 through 1989 and
President of XCL-China,  Ltd. from 1989 through 1995. From 1995 through 1997, he served as Senior Vice President of National Energy Group and also currently sits on the Board of XCL, Ltd. He earned his B.S./M.S. in Geology from the University of Tennessee in 1966.

Joe C.  Richardson,  Jr.,  Director,  graduated  from Texas  A"&"M with B.S.
degrees in Petroleum  Engineering  and  Mechanical  Engineering  in 1950 when he started his career with Shamrock Oil and Gas in Amarillo,  Texas.  In 1961,  Mr.
Richardson formed an oil, gas, refining,  and compressor  equipment  fabrication company  and, in 1968,  co-founded  a public oil and gas company  that was later merged with  Worldwide  Energy,  Inc. Mr.  Richardson has been an officer and/or director of several  successful  public and  private  companies  including  Pyro
Energy, Inc. (NYSE), Consolidated Oil "&" Gas (AMEX), Texoil, Inc. (NASDAQ),
and  Corporate  Systems  Corporation.  He is a  Regent  Emeritus  of  the  Texas
A"&"M  University System,  past President of the Texas A"&"M Twelfth Man
Association,  and was honored in 1989 with the University's Distinguished Alumni
Award. He currently serves on the University  Presidents' Advisory Board and the
Engineering  Advisory Council.  Mr.  Richardson is a registered  engineer in the state of Texas and a member of the IPAA. The Petroleum  Engineering  Building on the campus of Texas  A"&"M  University,  completed in 1990, was named in his honor.

John P. Tatum, Director,  joined Beta as a director in March 1999. Mr. Tatum has worked in the oil and gas industry since 1962, holding successive positions with
Skelly Oil Company,  Placid Oil  Company,  Hunt  International  Company and Hunt
Energy  Company.  From 1980 to 1996,  Mr. Tatum was employed  with Triton Energy
Corporation as Vice President (1980-82),  Senior Vice President  (1982-1991) and
Executive Vice President  (1991-96).  As Senior Vice President for Triton Energy
Corporation,  Mr. Tatum was  responsible  for directing  Triton's  operations in
Colombia,  Thailand,  New Zealand,  Nepal,  Gabor,  Cote D'Ivoire and Argentina.
Since 1996, Mr. Tatum has worked as an international oil "&" gas consultant.
Mr. Tatum received his B.B.A. from the University of Texas in 1956 and conducted graduate studies at the Louisiana State University Graduate Business School.

Robert C. Stone, Jr., Director,  joined Beta in September 2000. Mr. Stone's last five years of employment were as Manager of Technical Services, Energy Division,
First  National  Bank of  Commerce  from  1994 to 1998 (he  started  with  First
National  as an  engineer  in 1983) and  Manager of Energy  Technical  Services,
Energy/Maritime  Division,  Hibernia  National Bank from 1998 to this year which included  evaluation  responsibilities  for all  syndicated  and direct  lending
E"&"P segment clients. Specifically, Mr. Stone concluded or approved all oil and gas collateral  evaluations,  and developed industry client relationships as well as pricing lending policies. Currently Mr. Stone is

                                       -6-

the Senior Vice  President/Manager  of the Energy Group at Whitney National Bank
in New  Orleans,  Louisiana.  Mr.  Stone  began his  career as an  engineer  for approximately eight years with Exxon Company, U.S.A. Mr. Stone holds both a B.S.
and M.S. in Engineering  from the University of Houston.  He was also a Founding
Governor of the City Energy Club of New Orleans and is involved  with many civic organizations in New Orleans where he still resides.

Joseph L. Burnett,  Chief Financial Officer,  joined Beta in June 2000. He comes to Beta with 26 years of oil and gas  accounting  experience  and is a CPA. Most recently,  Mr.  Burnett  served  American  Central  Gas  Technologies,  Inc.  as
Controller for approximately six years.  Prior to American Central,  Mr. Burnett served at Esco  Energy for  approximately  seven  years as  Controller  and Vice
President. Mr. Burnett started his oil and gas career at Skelly Oil (later Getty
Oil) in  1974.  Mr.  Burnett  received  his  Bachelor  of  Science  in  Business
Administration from Oklahoma State University in 1974.

Stephen L Fischer, Vice President of Capital Markets, has been Vice President of
Beta Capital Group, Inc. since March 1996 and from April 1996 through March 1998 he was also a registered representative of Signal Securities, Inc., a registered broker-dealer. Between 1991 and before joining Beta Capital Group, Inc. in 1996,
Mr. Fischer was a Registered  Representative of Peacock,  Hislop, Staley "&"
Given,  an Arizona based  investment  banking firm.  Since 1983, Mr. Fischer has held various positions in the financial services industry in investment banking, retail,  and  institutional  sales,  with a special  emphasis on the oil and gas exploration sector.

Lisa Antry, Treasurer,  was Executive Vice President of Beta Capital Group, Inc.
from July 1994 through June 1997. In June 1997,  she was appointed  President of
Beta Capital Group,  Inc. upon the  resignation  of Mr. Antry.  Ms. Antry has in excess of 15 years of  finance,  accounting,  and tax  experience.  Before  Beta
Capital  Group,  Inc.,  she  served as  Corporate  Planning  Manager  for United
California  Savings Bank from 1988 to July 1994.  Ms.  Antry also served  United
California  for  several  years as its  Finance  and Tax  Manager  and worked at
Priority Records, a recording and distribution  company, as its Controller.  Ms.
Antry  received  her B.B.A.  from Stephen F. Austin  University  in 1984 and her
M.B.A. from Pepperdine University in 1991.

OTHER INFORMATION; COMMITTEES OF THE BOARD

During 2000, three meetings of the Board of Directors were held. All Directors attended all meetings. The Directors also took action by unanimous written consent on eight occasions.

Executive Committee

The Board of Directors established an executive committee whose purpose is to formulate and implement recommendations, strategies and actions, which are intended to support and protect shareholder value. The executive committee is comprised of three voting members: Steve Antry, Beta's President and Chairman, and directors Tom Fetters and Joe C. Richardson, Jr. The Board of Directors
implemented these changes to enhance the decision-making processes in all aspects of Beta's business. This committee did not meet during 2000.

Audit Committee

The Board of  Directors  established  an audit  committee  whose  purpose  is to oversee Beta's financial reporting and controls and to recommend the appointment of an  independent  auditor  to the board  each  year.  The audit  committee  is comprised of three voting  members:  Joe C.  Richardson,  Jr.,  John Tatum,  and
Robert C. Stone, Jr., all independent Directors.  This committee met once during
2000.

                                       -7-

Compensation Committee

The Board of Directors of Beta established a compensation committee of the Board
of  Directors.   The  compensation  committee  of  the  Board  of  Directors  is responsible for formulating and  recommending to the full Board of Directors the compensation paid to Beta's executive officers. The committee presently consists of two  outside  Directors,  Joe C.  Richardson  Jr.  and  John  P.  Tatum.  The
compensation  committee  is  discussed  in more detail in the  section  entitled
"Executive Compensation." This committee met once during 2000.

                             EXECUTIVE COMPENSATION

     During  2000,  the  members  of  the  Compensation  Committee  were  Joe C.
Richardson, Jr. and John P. Tatum, outside Directors of Beta.

Report of the Compensation Committee

    As the Compensation Committee of the Board of Directors, we are responsible for formulating and recommending to the full Board of Directors the compensation paid to Beta's executive officers, including Mr. Antry, the president and chairman. We generally review executive compensation on an annual basis. In reviewing the overall compensation of our executive officers, we consider the following components of executive compensation:
o        base salaries;
o        stock option grants;
o        cash bonuses;
o        insurance plans; and
o        contributions by Beta to the retirement plan.

    In establishing the compensation paid to our executives, we emphasize providing compensation that will (1) motivate and retain the executives and reward performance, (2) encourage the long term success of Beta, and (3)
encourage the application of prudent decision making processes in an industry marked by volatility and high risk.

Historically, we have evaluated compensation paid to our executive officers based upon the following factors:

o        the growth in Beta's oil and gas reserves;
o        the market value of Beta's common stock;
o        cash flow;
o        the extent to which the executive officers have been successful in finding and creating opportunities for Beta to participate in drilling or acquisition ventures having quality prospects;
o        the ability of our executives to formulate and maintain sound budgets for drilling ventures and other business activities;
o        the overall financial condition of Beta;
o        the extent to which proposed business plans are met; and
o        by comparing the compensation packages of our executive officers with the compensation packages of executive officers of other companies similar to Beta.

                                       -8-

    We do not assign relative weights or rankings to these factors. Instead, we make subjective determinations based upon a consideration of all of these factors.

    In establishing base salaries for the executive officers, we have not relied on independent consultants to analyze or prepare formal surveys for us. However, we do make informal comparisons of our executives' compensation with the compensation paid to executives of other publicly and privately held companies similar to Beta. We also rely on our general knowledge and experience in the oil and gas industry, focusing on a subjective analysis of each of our executive's contributions to Beta's overall performance. In addition, we take into account the fact that we do not provide significant perquisites to our executive officers. While specific performance levels or "benchmarks" are not used to establish salaries or grant stock options, we do take into account historic comparisons of Beta's performance. With respect to awards of stock options, we attempt to provide the executives with an incentive compensation vehicle that could result in future additional compensation to the executives, but only if the value of our common stock increases for all stockholders. All stock options are granted with exercise prices equal to or greater than the fair market value of the common stock on the date of grant. When awarding stock options, we consider the number of options granted on prior occasions and the length of time between option grants.

     We awarded a $28,552 cash bonus paid to Mr. Antry in 2000. In December
2000, we also granted stock options to Mr. Antry to purchase 15,000 shares of common stock at an exercise price of $7.70 per share, which was in excess of
110% of the fair market value of our common stock on the date of grant.

    In reviewing the overall compensation of Mr. Antry in 2000, we took into account the fact that Mr. Antry has never received an increase in his salary since starting with Beta in 1997. We further considered Beta's overall financial condition, its successful initial public offering in July 1999, and the Merger with Red River Energy, L.L.C. effective September 1, 2000 as well as the individual contributions made by Mr. Antry. We believe the insight, experience and leadership of Mr. Antry has been instrumental in keeping Beta positioned to survive the adverse effects of a severe industry downturn and then take advantage of the upturn in commodity pricing we have recently experienced. We feel that the stock option awards to our executive officers, including Mr.
Antry, act as a catalyst to advancing the financial interests of stockholders along with those of management. It is our conclusion that the amount and types of compensation currently being paid to our executive officers are sufficient to motivate them and encourage their efforts to increase the value of Beta for all stockholders.

Provisions of the Internal Revenue Code that restrict the deductibility of certain compensation over one million dollars per year has not been a factor in our considerations or recommendations.

Respectfully Submitted,

Joe C. Richardson, Jr.

John P. Tatum

                                       -9-

                         SUMMARY OF ANNUAL COMPENSATION

                           Summary Compensation Table

     The following table will inform you about the compensation earned by Beta's
Chief Executive Officer for services rendered to Beta during the fiscal years ended December 31, 1999 and 2000. No other executive officer's cash compensation exceeded $100,000 for the fiscal years ended December 31, 1999 and 2000.

                                                                                                        Matching
                                                                  Securities                        Contributions to
                                                                  Underlying       All Other           Simple IRA
Name and Principal Position   Year      Salary      Bonus        Options/SARs      Compensation     Retirement Plan
---------------------------  -------  -----------  ---------  -------------------  --------------  -------------------

Steve Antry
Chief Executive Officer       2000  $  150,000   $  28,552  $     15,000 (1)     $  75,906 (2)   $       4,500
and Chairman of the           1999  $  150,000   $  28,184  $     25,000 (1)     $  11,250 (2)   $       2,600
Board of Directors            1998  $  150,000   $      -   $     25,000 (1)     $   9,343 (2)   $           -

1.         The 15,000 shares of common stock underlying stock options were granted on December 8, 2000, are exercisable at $7.70 per share and expire on December 8, 2005; the 25,000 shares of common stock underlying stock options were granted January 6, 1999, are exercisable at $6.00 per share and expire on December 31, 2004; and
           the 25,000 shares of common stock underlying presently exercisable stock warrants were issued March 12, 1998, are exercisable at $5.00 per share and expire on March 12, 2003.
2.         Represents compensation for use of Company leased vehicle and moving allowance related to corporate office move and relocation in July
           2000 for Mr. Antry.

Stock Options

      We use stock options as part of the overall compensation of Directors, officers and employees. We have included summary descriptions of our stock option plans so you can review the types of options we have granted and the significant features of our stock options.

     In the following table, we show certain information with respect to stock options granted in 2000 to the named chief executive officer.

                      Option/SAR Grants in Last Fiscal Year

                                    Individual Grants
-------------------------------------------------------------------------------------------    --------------------
                                               Percent of
                             Number of           total                                              Potential
                            securities        options/SARs     Exercise                         realizable value
                            underlying         granted to      or base                          at assumed annual
                             Options/          employees       price          Expiration         rates of stock
         Name              SARs granted        in fiscal        ($/Sh)           date          price appreciation
                                 #                year                                           for option term
                                                                                               5%($)(1)   10%($)(1)
-----------------------    --------------     -------------    ----------    --------------    --------------------
Steve Antry                   15,000              .08%           $7.70         12/8/2005        31,913    70,513

(1)      These amounts are calculated based on the indicated annual rates of appreciation and annual compounding from the date of grant to the end of the option term. Actual gains, if any, on stock option exercises are dependent on the future performance of the common stock and overall stock market conditions. There is no assurance that the amounts reflected in this table will be achieved.

                                      -10-

     The following table shows certain information with respect to stock options exercised in 2000 by Beta's chief executive officer, if any, and the value of his unexercised stock options at December 31, 2000.

Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values

                                                             Number of securities         Value of unexercised
                                                            underlying unexercised             in-the-money
                                                            options/SARs at fiscal         options/SARs at the
                             Shares                              year end (#)              fiscal year end ($)
                            acquired          Value
        Name                   on           Realized             Exercisable/                Exercisable/
                            exercise                             Unexercisable               Unexercisable
----------------------     ------------    ------------     ------------------------    -----------------------
Steve Antry                   None            None                65,000/None             $ 84,360/No value

(1)  The value of in-the-money options is equal to the fair market value of a share of common stock at fiscal year-end ($7.484 per share), based on the last sale price of Beta's common stock, less the exercise price.

Stock Option Plan

    On September 11, 2000, a majority of our shareholders ratified and approved the adoption of the Company's Amended and Restated 1999 Incentive and
Nonstatutory Stock Option Plan previously approved by the board of directors.
The plan authorizes the Compensation Committee to grant stock option awards to officers, directors and employees. The plan provides, among other things, the following:

o    The  maximum  number of shares,  which may be  optioned  and sold under the plan, is 700,000 shares.

o    The per share exercise price for common shares to be issued pursuant to the exercise of an option shall be no less than the fair market value of Beta's common stock as of the date of grant.

o    The per share  exercise  price for  common  shares to be issued to  persons owning  more  than 10% of the  voting  stock of Beta at the date of  grant, shall be no less than 110% of the fair market value of Beta's  common stock as of the date of grant.

o    The maximum  terms of the  options  shall be a maximum of ten years or such lesser time period as the board of directors  determines.  The maximum time period  for  options to be issued to  persons  owning  more than 10% of the voting stock of Beta at the date of grant shall be five years from the date of grant.

     The Stock Option Plan provides for the granting to employees of incentive stock options within the meaning of Section 422 of the Internal Revenue Code of
1986, as amended, and for the granting of nonstatutory stock options to directors who are not employees and consultants. In the case of employees who receive incentive stock options, which are first, exercisable in a particular calendar year whose aggregate fair market value exceeds $100,000, the excess of the $100,000 limitation shall be treated as a nonstatutory stock option under the Stock Option Plan.

     The Compensation Committee appointed by our board of directors is administering the Stock Option Plan. This committee consists of two directors,
Joe C. Richardson, Jr. and John Tatum, neither of who are employees of Beta. As such, under Rule 16b-3, the grant of such stock options under the Stock Option
Plan to officers and directors who are our employees is exempt from the short swing profits provisions under Section 16(b) of the Securities Exchange Act of
1934 ("1934 Act").

     This committee has the power, subject to the approval of our board of directors, to determine the terms of the options granted, including the number of shares subject to each option, the exercisability and vesting requirements of each option, and the form of consideration payable upon the exercise of such option (i.e., whether cash or exchange of existing shares of Beta common stock in a cashless transaction or a combination thereof).

                                      -11-

     A maximum of 700,000 shares of Beta common stock (which amount is subject to adjustment for stock splits, stock dividends, combinations or reclassification of the Beta common stock) are reserved for issuance under the
Stock Option Plan. On September 11, 2000, stock options exercisable for a total of 97,500 shares of Beta common stock were granted to a total of 6 employees as incentive stock options. This had been reported in the 1999 10-K as being issued in 1999, however, the Amended 1999 Incentive and Nonstatutory Stock Option Plan
was not approved by a majority of the shareholders until September 11, 2000. Of this amount, stock options for a total of 95,000 shares of Beta common stock were granted to officers and directors who are employees. The average exercise price of such stock options is $6.00 per share, which represents an amount in excess of 110% of the fair market value of the average of the last reported highest bid and lowest asked prices quoted on the Nasdaq Small Cap Market on
August 27, 1999, which was the date such stock options were originally approved to be granted. Also on September 11, 2000, stock options exercisable for a total of 51,000 shares of Beta common stock were granted to a total of 6 employees as incentive stock options resulting from the conclusion of the merger. None of these 6 employees were officers or directors. On December 8, 2000, stock options exercisable for a total of 135,000 shares of Beta common stock were granted to a total of 9 employees as incentive stock options. Of this amount, stock options for a total of 90,000 shares of Beta common stock were granted to officers and directors who are employees. The average exercise price of such stock options is
$7.70 per share, which represents an amount in excess of 110% of the fair market value of the average of the last reported highest bid and lowest asked prices quoted on the Nasdaq National Market System on December 8, 2000.

     The Stock Option Plan requires that the exercise price of the stock options granted under such plan shall not be less than (but may be higher than) 100% of the fair market value per share as determined on the date of grant. However, if an employee who is granted a Stock Option owns, at the time of grant, stock representing more than 10% of the voting power of all classes of Beta stock, the exercise price for options which are incentive stock options may not be less than 110% of the fair market value per share on the date of grant.

     So long as our stock is reported on the National Association of Securities
Dealers, Inc. Automated System, the fair market value per share on the date of grant of a stock option under the Stock Option Plan shall be the average of the last reported highest bid and the lowest asked prices quoted on the Nasdaq
National Market System on such date.

     The Stock Option Plan will continue in effect for 10 years from August 20,
1999 (i.e., the date first adopted by our board of directors), unless sooner terminated by our board of directors. Unless otherwise provided by our board of directors, the stock options granted under the Stock Option Plan will terminate immediately prior to the consum- mation of a proposed dissolution or liquidation of Beta.

     The options granted under the Stock Option Plan are for a period of not more than 10 years after the date of grant. However, in the case of an optionee who owns, at the time of grant, stock representing more than 10% of the combined voting power of all classes of Beta stock, the term of the options shall not be for more than five (5) years.

     Upon the termination of an optionee as our employee, he/she must exercise his/her option within the period of time not exceeding three (3) months (as set forth in such stock option) after he/she ceases to be our employee. If an optionee becomes disabled and due to such disability ceases to be our employee, he/she must exercise his/her option within the period of time not exceeding 12 months (as set forth in such stock option). Upon the death of an optionee whose employment by us was not terminated prior to such event, the optionee's estate or person acquiring the right to exercise such option by bequest or inheritance may exercise such option at any time within 12 months following the date of such optionee's death but only to the extent that the optionee could have exercised such option (under its terms) if his/her employment had continued uninterrupted for such 12 month period.

                                      -12-

     The options granted under the Stock Option Plan may only be exercised by the optionee during his/her lifetime and are not transferable except by will or by the laws of descent and distribution. The shares of Beta common stock transferred to an optionee as a result of the exercise of a stock option are
"restricted securities" under Rule 144 as promulgated under the 1933 Act and may only be resold or transferred in compliance with such rule and the registration requirements or an exemption from such requirements under the 1933 Act.

Retirement Plan

    We maintain a Savings Incentive Match Plan for Employees (SIMPLE IRA Plan)
for eligible employees. Currently, all Beta employees are eligible to participate.

    We presently make matching contributions to employee accounts in an amount equal to the elective contribution made by each employee, not to exceed, however, 3% of each employee's salary during any calendar year. All contributions to employees' accounts are immediately 100% vested and become the property of each employee at the time of contribution, including employer contributions and income-deferral contributions. During 2000, we contributed an aggregate of $15,456 to the accounts of 9 employee participants. Of this amount,
$4,500 was allocated to Mr. Antry's account.

Directors' Compensation

      Beta's Bylaws state that non-employee Directors of Beta shall not receive any stated salary for their services, but, by resolution of the Board of
Directors, a fixed sum and expense of attendance, if any, may be allowed for attendance at each regular and special meeting of the Board of Directors. Beta currently pays $1,000 in fees per outside director per meeting up to a maximum of $2,000 in fees per outside director for combined meetings and reimburses each director for actual expenses incurred. In 2000, total directors' fees paid by
Beta were $7,000. Beta maintains directors and officers liability insurance.

Employment Contracts

    We have executed an employment contract dated June 23, 1997 with our
President and Chairman of the Board, Steve Antry. The contract provides for an indefinite term of employment at an annual salary of $150,000 commencing in
October of 1997 and an annual car allowance of up to $12,000. The contract may be terminated by Beta without cause upon the payment to Mr. Antry of the following:

       (a)        Options to acquire the common stock of Beta in an amount equal to 10% of the then issued and outstanding shares containing a five year term, piggyback registration rights and an exercise price equal to 60% of the fair market value of the shares
                  during the sixty day period of time preceding the termination notice, such amount not to exceed $3.00 per share.

       (b)        A cash payment equal to two times the aggregate annual
                  compensation.

       (c)        In the event of termination  without cause,  all unvested
                  securities  issued by Beta to Mr. Antry shall  immediately vest and Beta shall not have the right to terminate or
                  otherwise cancel any securities issued by Beta to Mr. Antry.

                                      -13-

Certain Relationships and Related Transactions

      Effective March 1, 2001, we entered into an Exploration and Development
Area of Mutual Interest Agreement as amended in April 2001, in Fremont County,
Wyoming with a director of Beta, Joe C. Richardson, Jr. Mr. Richardson had been reviewing and conducting geologic studies on the property since 1999 and purchased the property in two parcels in January and February 2001. Mr.
Richardson paid $95,683 for two parcels totaling 1,595 acres. We purchased his interest in the two parcels, including the geologic data for $166,423. Mr.
Richardson reserved a 4% royalty interest on 386 acres and a 5% royalty interest on 1,200 acres. We acquired a 75% working interest in the properties and Mr.
Richardson will receive a 16-2/3% backin working interest at no cost to him, after payout of the first three wells, if drilled. After payout, all future exploration and development costs, including any additional wells, will be paid
75% by Beta and 25% by Mr. Richardson.

     A former  director,  Rolf  Hufnagel,  was  President  of Red River  Energy,
L.L.C.,  the  company  that Beta Oil "&"  Gas,  Inc.  merged with  effective
September 1, 2000.  Mr.  Hufnagel was appointed a director as a condition of the merger on June 6, 2000. He resigned his directorship on October 16, 2000.

     There are no outstanding loans to officers, directors and related persons.
Our present policy does not permit loans to officers, directors and related persons. We believe that all past related party transactions were as favorable to the Company as would otherwise have been available from unaffiliated third parties.

                                      -14-

                          REPORT OF THE AUDIT COMMITTEE

The Audit Committee acts under a written charter adopted and approved by the
Board of Directors on June 6, 2000, and as amended March 27, 2001. A copy of the
Audit Committee Charter is attached to this Proxy Statement as Appendix A. Each of the members of the Audit Committee is "independent" as defined by the New
York Stock Exchange listing standards.

It is not the responsibility of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are in all material respects complete and accurate in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditors. It is also not the responsibility of the Audit Committee to assure compliance with laws and regulations and the Company's conduct.

Based on the Audit Committee's review of the audited financial statements as of and for the fiscal year ended December 31, 2000 and its discussions with management regarding such audited financial statements, its receipt of written disclosures and the letter from independent auditors required by Independence
Standards Board Standard No. 1, its discussions with the independent auditors regarding such auditor's independence, the matters required to be discussed by the Statement on Auditing Standards 61 and other matters the Audit Committee deemed relevant and appropriate, the Audit Committee recommended to the Board of
Directors that the audited financial statements as of and for the fiscal year ended December 31, 2000 be included in the Company's Annual Report on Form 10-K for such fiscal year.

        Audit Committee
        Joe C. Richardson, Jr., Chairman
        Robert C. Stone, Member
        John Tatum, Member

AUDIT FEES. Audit fees billed by Hein + Associates LLP for the 2000 audit and the review of the annual report on Form 10-K for the year ended December 31,
2000, and the reviews of the financial statements included in Beta's Form 10-Q for such fiscal year, were $106,252.

ALL OTHER FEES. Aggregate fees billed by Hein + Associates LLP for all other services for the fiscal year ended December 31, 2000 were $174,897, which included fees related to Beta's merger with Red River Energy, Inc. and preparation of Beta's income tax returns. Hein + Associates LLP did not render any services related to financial information technology systems design or implementation during 2000.

The Audit Committee believes that the foregoing expenditures are compatible with maintaining the independence of Beta's principal accountant.

                                      -15-

                             STOCK PERFORMANCE GRAPH

As required by applicable rules of the SEC, the performance graph shown below was prepared based on the following assumptions:

1.       The index level for all series was set to $100.00 on 7/9/99.
2.       The indices are weighted daily, using the market capitalization on the previous trading day.
3.       If the quarterly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
4.       All dividends are reinvested on the ex-dividend date.

The  indices  in the  performance  graph  compare  the annual  cumulative  total stockholder  return on Beta's common stock with the  cumulative  total return of
The Nasdaq Stock Market (U.S.) Index and a peer group index  comprised of 5 U.S.
companies  engaged in crude oil and natural  gas  operations  whose  stocks were traded on Nasdaq during the period from July 9, 1999 through  December 31, 2000.
July 9, 1999 is the date on which  Beta  commenced  trading on the  Nasdaq.  The companies  that  comprise  the peer group are Brigham  Exploration  Co.  (BEXP),
Carrizo  Oil "&"  Co.,  Inc.  (CRZO),  Cheniere  Energy,  Inc.  (CXY),  Edge
Petroleum Corp. (EPEX) and Parallel Petroleum Corp. (PLLL).

 Total Return Analysis    7/9/99     9/99     12/99      3/00       6/00       9/00     12/00
 ---------------------    ------     ----     -----      ----       ----       ----     -----
 Beta                    100.00    106.25    123.97    164.58     181.25     154.17    124.73
 NASDAQ                  100.00     98.42    145.46    163.28     141.96     130.64     87.54
 Peer Group              100.00    102.04     65.25     84.10     107.32     181.68    175.26

                                [OBJECT OMITTED]

                                      -16-

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

We have engaged HEIN + ASSOCIATES LLP as independent auditors to perform the audit of our financial statements for fiscal year 2001. HEIN + ASSOCIATES LLP has been our independent auditor since 1997. We expect that representatives of
HEIN +ASSOCIATES LLP will be present at the Annual Meeting, will be given an opportunity to make a statement at the meeting if they desire to do so and will be available to respond to appropriate questions.

The Board of Directors  recommends a vote for the  ratification of the selection of HEIN + ASSOCIATES LLP

                              FINANCIAL STATEMENTS

The 2000 Annual Report to Stockholders accompanying this proxy statement includes our audited financial statements.

                                  OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors does not know of any other business to be presented at the Annual Meeting of Stockholders. If any other matter properly comes before the Annual Meeting, the persons appointed by the proxy intend to vote such proxy in accordance with their best judgment.

STOCKHOLDERS MAY OBTAIN, WITHOUT CHARGE, A COPY OF OUR ANNUAL REPORT ON FORM
10-K FOR THE YEAR ENDED DECEMBER 31, 2000 AS FILED WITH THE SECURITIES AND
EXCHANGE COMMISSION UPON WRITTEN REQUEST TO THE CHIEF FINANCIAL OFFICER OF THE
COMPANY, 6120 SOUTH YALE AVENUE, SUITE 813, TULSA, OK 74136.

                              STOCKHOLDER PROPOSALS

Stockholders desiring to submit proposals for inclusion in our proxy statement for the 2002 annual meeting of stockholders must submit proposals to us at our principal executive office on or before January 7, 2002. Proposals should be sent to:

Secretary of Beta Oil "&" Gas, Inc., 6120 South Yale Avenue, Suite 813,
Tulsa, Oklahoma 74136.

The use of certified mail, return receipt requested, is suggested.

                      By Order of the Board of Directors

                      VIRGINIA CHERRY

                      Secretary

                      Tulsa, Oklahoma

                      April 23, 2001

                                      -17-

                                  Appendix "A"

                             AUDIT COMMITTEE CHARTER

COMPOSITION
         The Audit Committee is established as a standing committee of the Board of Directors. It will have at least three members. The Audit Committee members will be (or will become within a reasonable time after appointment) financially literate and at least one member will have accounting or related financial management expertise. The members of the Audit Committee will be non-employee members of the Board of Directors and "independent" of the management of the
Company as required by the rules and regulations of the Nasdaq Stock Market,
Inc. ("Nasdaq"), or such other exchange as the securities of the Company shall be listed for trading. A person may not serve as a member of the Audit Committee of the Board of Directors if:

(a)  That  person  is or was at any time  during  the  previous  three  years an employee of the Company or its affiliates;

(b)  That  person  accepted  any  compensation   from  the  corporation  or  its
     affiliates  in excess of $60,000,  during the previous  fiscal year (except
     for  board  services,   retirement   plan  benefits  or   non-discretionary
     compensation);

(c)  That person has been a partner,  controlling  stockholder  or an  executive officer of any for-profit  business to which the corporation  made, or from which it  received,  payments  (other than those  which  arise  solely from investments in the  corporation's  securities)  that exceed five percent of the organization's  consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; or

(d)  That person is an executive of another  corporation  where any executive of the  Company  currently  serves  on  the  compensation  committee  of  that corporation; or

(e)  That person has an immediate  family member who is, or has been in the past three  years,  employed by the Company or its  affiliates  as an  executive officer.

         Notwithstanding the foregoing, the Board of Directors may appoint to the Audit Committee one non-employee director that would otherwise be disqualified under (a) or (b) above, if the Board of Directors determines in its business judgment that such director's membership on the Audit Committee will serve the best interests of the Company and its stockholders.

STATEMENT OF POLICY
         The Audit Committee will provide assistance to the directors in fulfilling their responsibilities to the stockholders, potential stockholders and to the investment community relating to corporate accounting, reporting practices and the quality and integrity of the financial reports of the Company.
To that end, it is the responsibility of the Audit Committee to maintain free and open lines of communication between the Board of Directors, the independent auditors and the Company's accounting and financial management.

                                      -18-

RESPONSIBILITIES

     GENERAL

     1. Review with Company Management and the independent auditors the proposed overall scope of the Company's annual audit, the adequacy of the Company's system of internal controls, and the Company's audited financial statements and related disclosures.

     2. Discuss with the independent auditors their judgments about the quality, not just the acceptability, of the Company's accounting principles as applied in its financial reporting.

     3. Review with the Company's counsel any legal, regulatory and environmental matters that may have a material impact on the Company's financial statements.

     4. Review and assess the adequacy of the Audit Committee Charter on an annual basis.

     5. Review and assess compliance with all applicable rules and regulations of the Securities and Exchange Commission ("SEC") and the New York Stock
Exchange specifically applicable to the composition and responsibilities of the
Audit Committee.

     6. Perform such other activities as the Audit Committee or the Board of
Directors may from time to time deem necessary or appropriate.

INDEPENDENT AUDITORS

     1. The outside auditor for the Company is ultimately accountable to the
Board and the Audit Committee, and the Audit Committee and Board have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditor (or, in its discretion, to nominate the outside auditor to be proposed for shareholder approval in any proxy statement).

     2. The Audit Committee will approve the fees and other significant compensation to be paid to the independent auditors.

     3. The Audit Committee is responsible for ensuring that the outside auditor submits on a periodic basis to the Audit Committee a formal written statement delineating all relationships between the auditor and the Company and the Audit
Committee is responsible for actively engaging in a dialogue with the outside auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditor and for recommending that the Board take appropriate action in response to the outside auditors'
report to satisfy itself of the outside auditors' independence.

OTHER AUDIT COMMITTEE RESPONSIBILITIES

     1. Annually prepare a report as required by the SEC. The report should be included in the Company's annual proxy statements.

     2. Perform any other activities consistent with this Charter, the Company's
By-laws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

     3. Maintain minutes of meetings and periodically report to the Board on significant results of the foregoing activities.

                                      -19-

AUDIT COMMITTEE REPORT IN THE COMPANY'S PROXY STATEMENT

     A report from the Audit Committee will be included in the Company's annual
Proxy Statement and must disclose the following items:

     1. Whether the Audit Committee has reviewed and discussed the audited financial statements with Management.

     2. Whether the Audit Committee discussed the matters required by SAS
No. 61, as may be modified or supplemented, with the independent auditors.

     3. Whether the Audit Committee has received the written disclosures and the letter from the independent auditors required by ISB Standard No. 1, as may be modified or supplemented, and has discussed with the auditors the auditor's independence.

     4. Whether, based on the review and discussions listed above, it recommended to the Board of Directors that the financial statements be included in the Annual Report on Form 10-K for the previous fiscal year's filing with the SEC.

WRITTEN AFFIRMATION

     At any time that there is a change in the composition of the Audit
Committee, and otherwise approximately once each year, the Company shall confirm in writing to the Nasdaq Stock Marker, Inc. ("Nasdaq") regarding:

     (a) any determination that the Board has made regarding the independence of directors pursuant to any provision of this Audit Committee Charter;

     (b) the financial literacy of the Audit Committee members;

     (c) the determination that at least one of the Audit Committee members has accounting or related financial management expertise;

     (d) the annual review and reassessment of the adequacy of this Audit
Committee Charter.

MEETINGS

          The Audit Committee may meet as often as may be necessary or appropriate, but must meet at least quarterly to review the quarterly and /or annual earnings and Forms 10-Q or 10-K prior to the Company's release of earnings to the public

                                      -20-

                              BETA OIL "&" GAS, INC.

                  ANNUAL MEETING OF STOCKHOLDERS - JUNE 2, 2001

PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Steve A. Antry and R. Thomas Fetters, severally, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated  below, all of the shares of Common
Stock of BETA OIL "&" GAS, INC. of record in the name of the  undersigned at the close of business on April 18, 2001,  which the  undersigned  is entitled to vote at the 2001 Annual  Meeting of  Stockholders  of the Company and at any and
all  adjournments  thereof,  with  respect to the  matters  set forth  below and described in the Notice of Annual  Meeting and Proxy  Statement  dated April 23,
2001, receipt of which is acknowledged.

1.       ELECTION OF DIRECTORS:

         ___ FOR ALL NOMINEES LISTED BELOW (except as marked to the contrary)
         ___ WITHHOLD AUTHORITY (to vote for all nominees below)

     INSTRUCTIONS:  TO WITHHOLD  AUTHORITY  TO VOTE FOR ANY  INDIVIDUAL  NOMINEE
STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW

Steve A. Antry, R. Thomas Fetters, Joe C. Richardson, Jr., John P. Tatum, and
Robert C. Stone, Jr.

2.       APPROVAL OF SELECTION OF HEIN + ASSOCIATES LLP AS INDEPENDENT AUDITORS
         FOR THE COMPANY.

                                ___ FOR ___ AGAINST ___ ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any and all adjournments thereof.

THIS PROXY, WHEN PROPERTY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN
BY THE UNDERSIGNED STOCKHOLDER(S), UNLESS OTHERWISE INSTRUCTED ABOVE, THE SHARES
REPRESENTED BY THIS PROXY WILL BE VOTED IN FAVOR OF PROPOSALS (1), (2) AND (3).

     It is understood that this Proxy confers discretionary authority in respect of matters not known or determined at the time of the mailing of the Notice of
Annual Meeting of Stockholders to the undersigned.

     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement furnished therewith.

Dated and Signed:  ______________________________    ____________________, 2001

Signature(s) should agree with the name(s) stenciled hereon. Executors, administrators, trustees, guardians and attorneys should so indicate when signing. Attorneys should submit powers of attorney.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
POSTAGE PRE- PAID ENVELOPE.